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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):               April 14, 2003
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                               LOEWS CORPORATION
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            (Exact name of registrant as specified in its charter)



Delaware                            1-6541                       13-2646102
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(State or other jurisdiction     (Commission                   (IRS Employer
 of Incorporation)                File Number)             Identification No.)



667 Madison Avenue, New York, NY                                    10021-8087
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(Address of principal executive offices)                            (Zip code)



Registrant's telephone number, including area code:             (212) 521-2000
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                               NOT APPLICABLE
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        (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure

  On April 14, 2003, the Registrant issued a press release announcing that it has entered into an agreement to purchase Texas Gas Transmission Corporation from The Williams Companies, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

 (a)  Not applicable.

 (b)  Not applicable.

 (c)  Exhibits:

      Exhibit No.                        Description
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         99.1          Press Release issued by the Registrant on April 14,
                       2003



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LOEWS CORPORATION
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                                              (Registrant)




Dated:  April 14, 2003                        By:  /s/ Gary W. Garson
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                                              Gary W. Garson
                                              Senior Vice President,
                                               General Counsel and
                                               Secretary

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